QuickLinks -- Click here to rapidly navigate through this document

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material under Rule 14a-12
CYMER, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

/x/	No fee required.
/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	1.	Title of each class of securities to which transaction applies:
	2.	Aggregate number of securities to which transaction applies:
	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	4.	Proposed maximum aggregate value of transaction:
	5.	Total fee paid:
/ /	Fee paid previously with preliminary materials.
/ /
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	6.	Amount Previously Paid:
	7.	Form, Schedule or Registration Statement No.:
	8.	Filing Party:
	9.	Date Filed:

CYMER, INC.
16750 VIA DEL CAMPO COURT
SAN DIEGO, CALIFORNIA 92127

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 17, 2001

TO THE STOCKHOLDERS OF CYMER, INC.:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Cymer, Inc., a Nevada corporation (the "Company"), will be held on Thursday, May 17, 2001, at 10:00 a.m. local time, at 17075 Thornmint Court, San Diego, California for the following purposes:

  1.
  To elect directors to serve for the ensuing year and until their successors are elected.

  2.
  To approve an amendment to the Company's 1996 Stock Option Plan to increase the aggregate number of shares reserved for issuance under such plan by 1,000,000 shares.

  3.
  To approve an amendment to the Company's 1996 Employee Stock Purchase Plan to increase the aggregate number of shares reserved for issuance under such plan by 300,000 shares.

  4.
  To ratify the selection of KPMG LLP as independent auditors of the Company for its fiscal year ending December 31, 2001.

  5.
  To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

    The Board of Directors has fixed the close of business on March 30, 2001, as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                      BY ORDER OF THE BOARD OF DIRECTORS

                      /s/ William A. Angus, III
                       Secretary

San Diego, California
April 10, 2001

    ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING AND YOU REVOKE YOUR PROXY. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

CYMER, INC.
16750 VIA DEL CAMPO COURT
SAN DIEGO, CALIFORNIA 92127

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
May 17, 2001

INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

    The enclosed proxy is solicited on behalf of the Board of Directors (the "Board") of Cymer, Inc., a Nevada corporation ("Cymer" or the "Company"), for use at the Annual Meeting of Stockholders to be held on May 17, 2001, at 10:00 a.m. local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at 17075 Thornmint Court, San Diego, California. The Company intends to mail this proxy statement and accompanying proxy card on or about April 10, 2001, to all stockholders entitled to vote at the Annual Meeting.

SOLICITATION

    The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company or, at the Company's request, Mellon Investor Services LLC. No additional compensation will be paid to directors, officers or other regular employees for such services, but Mellon Investor Services LLC will be paid its customary fee estimated to be about $8,500 if it renders solicitation services.

VOTING RIGHTS AND OUTSTANDING SHARES

    Only holders of record of Common Stock at the close of business on March 30, 2001 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on March 30, 2001 (the "Record Date"), the Company had outstanding and entitled to vote 30,455,485 shares of Common Stock and no shares of the Company's Preferred Stock were outstanding.

    Each holder of record of Common Stock on the Record Date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting. Stockholders do not have the right to cumulate their votes.

    The required quorum for the transaction of business at the Annual Meeting is the majority of votes eligible to be cast by holders of the shares of Common Stock issued and outstanding on the Record Date. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions and broker non-votes are counted towards the presence or absence of a quorum, but are not counted for any purpose in determining whether a matter has been approved.

REVOCABILITY OF PROXIES

    Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 16750 Via Del Campo Court, San Diego, California 92127, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting, revoking your proxy and voting in person. Attendance at the meeting will not, by itself, revoke a proxy. Similarly, voting in person at the meeting will not, by itself, revoke the proxy.

STOCKHOLDER PROPOSALS

    The deadline for submitting a stockholder proposal for inclusion in the Company's proxy statement and form of proxy for the Company's 2002 Annual Meeting of Stockholders pursuant to Rule 14a-8 of the Securities and Exchange Commission is December 10, 2001. In addition, stockholders wishing to submit proposals or director nominations that are not to be included in the proxy statement and proxy for the 2002 Annual Meeting of Stockholders must do so under the Company's Bylaws, on or prior to February 23, 2002. All stockholder proposals should be submitted to Cymer, Inc. at 16750 Via Del Campo Court, San Diego, California 92127, Attention: Secretary. Stockholders are also advised to review the Company's Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

PROPOSAL 1

ELECTION OF DIRECTORS

    There are seven (7) nominees for the seven (7) Board positions presently authorized in the Company's Bylaws. Each director to be elected will hold office until the next annual meeting of stockholders and until his successor is elected and has qualified, or until such director's earlier death, resignation or removal. Each nominee listed below is currently a director of the Company. Five (5) of the directors have been elected by the stockholders. Pursuant to the Company's Bylaws, the Board increased the number of authorized directors on the Board to six (6) members on August 24, 2000, and the Board appointed Michael R. Gaulke to fill the vacancy created by such increase. The Board increased the number of authorized directors to seven (7) members on January 3, 2001, and the Board appointed William G. Oldham to fill the vacancy created by such increase.

    Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the seven (7) nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected and management has no reason to believe that any nominee will be unable to serve.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF EACH NAMED NOMINEE.

NOMINEES

    The names of the nominees and certain information about them are set forth below:

Name	Age	Principal Occupation/ Position Held with the Company	Since
Robert P. Akins(1)	49	Chairman of the Board of Directors and Chief Executive Officer	1986
Richard P. Abraham(1)	71	Director	1987
Kenneth M. Deemer(2)	49	Director	1988
Peter J. Simone(2)(3)	53	Director	1993
Jon D. Tompkins(1)(3)	60	Director	1999
Michael R. Gaulke(2)(3)	55	Director	2000
William G. Oldham	62	Director	2001

(1)
Member of the Compensation Committee.
(2)
Member of the Audit Committee.
(3)
Member of the Nominating Committee.

    Robert P. Akins, a co-founder of the Company, has served as its Chief Executive Officer and Chairman of the Board since its inception in January 1986, and also served as President from January 1986 to May 2000. He currently serves on the board of directors of the Semiconductor Industry Suppliers Association (SISA) and on the council of advisors to the Irwin and Joan Jacobs School of Engineering at the University of California, San Diego. Mr. Akins received a B.S. in Physics and a B.A. in Literature in 1974, and a Ph.D. in Applied Physics in 1983, from the University of California, San Diego.

    Richard P. Abraham has served as a Director of the Company since October 1987. From October 1994 to the present, Mr. Abraham has served as Chairman and President of BTR, Inc., which licenses various technologies to the semiconductor industry. From 1988 to 1996, Mr. Abraham served as a general partner of Weeden Capital Partners. From 1988 to the present, Mr. Abraham has served as a director of Rainbow Technologies, Inc., a maker of software protection devices for the computer industry and encryption chips for the satellite communications industry. Mr. Abraham received a B.S. in Electrical Engineering in 1951, and an M.S. in Electrical Engineering in 1954, from Stanford University.

    Kenneth M. Deemer has served as a Director of the Company since June 1988. Mr. Deemer is chairman of Tech Coast Angels, a network of private investors. Since 1985, Mr. Deemer has been a Vice President of InterVen Partners, Inc., a venture capital firm and an affiliate of InterVen II, L.P., and InterVen Ventures 1987. From January 1982 to June 1985, Mr. Deemer served as a Vice President at First Interstate Capital, a venture capital firm. Mr. Deemer received a B.S. in Physics and a B.S. in Electrical Engineering in 1975 from Massachusetts Institute of Technology and an M.B.A. from Carnegie Mellon University in 1979.

    Peter J. Simone has served as a Director of the Company since July 1993. Mr. Simone is currently a consultant in private practice. From August 15, 2000 to February 13, 2001, Mr. Simone was President and a director of Active Control eXperts, Inc. ("ACX"), and was a consultant to ACX from January 2000 to August 2000. From April 1997 to January 2000, Mr. Simone served as President and Chief Executive Officer and a director of Xionics Document Technologies, Inc., a provider of embedded software solutions for printer and copier OEMs. From December 1992 to November 1996, he served as Group Vice President of the Time/Data Systems Division of Simplex Time Recorder Company, Inc., a manufacturer of time, attendance, building life safety and security systems. From May 1987 to December 1992, he was President and a director of GCA Corporation, a manufacturer of wafer stepper photolithography equipment. Mr. Simone received a B.S. in Accounting from Bentley College in 1970 and an M.B.A. from Babson College in 1974.

    Jon D. Tompkins has served as a Director of the Company since May 1999. Mr. Tompkins served as Chief Executive Officer of KLA-Tencor Corporation ("KLA-Tencor") from April 1997 until June 1998 and served as Chairman of the Board of KLA-Tencor from July 1998 until his retirement in 1999. He served as President and Chief Executive Officer of Tencor Instruments ("Tencor") from April 1991 until Tencor's merger with KLA Instruments in April 1997 and Chairman of the Board from November 1993 until the merger. He has also previously served as President and Chief Executive Officer of Spectra-Physics, a leader in the commercial laser market. Mr. Tompkins currently serves on the board of directors of KLA-Tencor, Electro Scientific Industries, Credence Systems, and several private companies. Mr. Tompkins received a B.S. in electrical engineering from the University of Washington and an M.B.A. from Stanford University.

    Michael R. Gaulke has served as a Director of the Company since August 2000. Mr. Gaulke currently serves as President, Chief Executive Officer, and as a director of Exponent, Inc., a nationally-recognized engineering and scientific consulting firm that performs in-depth investigations in more than 70 technical disciplines to analyze failures and accidents to determine their causes. He also serves on the board of directors of RockShox, Inc. Prior to joining Exponent in 1992, Mr. Gaulke served as Executive Vice President and Chief Financial Officer of Raynet Corporation, which pioneered a fiber-to-the-curb architecture for telecommunications. Before that, he served as Executive Vice President and Chief Financial Officer of Spectra-Physics, a leading manufacturer of a broad range of lasers and laser-related products. Earlier, he was a consultant with McKinsey and Company. Mr. Gaulke holds a M.B.A. from Stanford University, and a B.S. in electrical engineering from Oregon State University.

    William G. Oldham, Ph.D., has served as a Director of the Company since January 2001. He currently serves as the Robert S. Pepper Professor of Electrical Engineering and Computer Science at

the University of California, Berkeley, where he has been on the faculty since 1964. Dr. Oldham is presently involved in researching optical and extreme ultraviolet (EUV) lithography, and maskless lithography for applications at feature sizes smaller than 100nm, and was previously involved in research in semiconductor materials and process technology. He has also served on the Company's Scientific Advisory Board since its inception in mid-1999. Dr. Oldham's university activities have included serving as director of the California SEMATECH Center of Excellence from 1988 to 1996, and as director of the DARPA/SRC Research Network from 1996 to the present. He served as program manager for dynamic RAMS—technology development and circuit design at Intel Corp. from 1974 to 1975, and served at Siemens Research Laboratory in Erlangen, Germany from 1963 to 1964. Dr. Oldham frequently consults with various electronics and automotive manufacturers, and with legal firms on intellectual property matters. He also serves on the board of directors of Nanometrics. Dr. Oldham has published more than 200 articles, and holds nine patents, in semiconductor electronics. He earned his Ph.D., M.S. and B.S. degrees at the Carnegie Institute of Technology.

    There are no family relationships among directors and executive officers of the Company.

BOARD COMMITTEES AND MEETINGS

    During the fiscal year ended December 31, 2000, the Board of Directors held 10 meetings and acted by unanimous written consent twice. The Board has an Audit Committee, a Nominating Committee, a Compensation Committee, and a Stock Option Committee with authority to grant options to purchase up to 25,000 shares per option grant of the Company's Common Stock to non-officer employees of the Company.

    The Audit Committee meets with the Company's independent auditors at least quarterly to, among other things, review the results of the annual audit, discuss the financial statements and review the financial statements with management; recommend to the Board the independent auditors to be retained; oversee the independence of the independent auditors; and evaluate the independent auditors' audit scope, independence and performance. The Audit Committee is composed of three directors: Messrs. Deemer, Gaulke and Simone. It met seven times during the fiscal year ended December 31, 2000. All members of the Company's Audit Committee are independent (as independence is defined in Rule 4200(a)(15) of the NASD listing standards), except for Mr. Simone. On February 13, 2001, the Company acquired Active Control eXperts, Inc. ("ACX"), which is now a wholly-owned subsidiary of the Company. Mr. Simone was an employee of ACX until February 13, 2001 and Mr. Simone received compensation from ACX in excess of $60,000 during the year ended December 31, 2000. The Board of Directors of the Company has determined that it is in the best interests of the Company and its stockholders for Mr. Simone to serve on the Audit Committee as its Chairman because Mr. Simone is not an employee, or immediate family member of any employee of either the Company or ACX, and the Board believes that Mr. Simone's prior employment with ACX will not impair or influence Mr. Simone's judgment. The Board has determined that there exist exceptional and limited circumstances which require Mr. Simone to serve as Chairman of the Audit Committee and believes the interests of the Company and its stockholders are best served by Mr. Simone's continued membership in and leadership of the Audit Committee. On May 17, 2000, the Audit Committee adopted a written Charter which is attached hereto as APPENDIX A.

    The Nominating Committee interviews, evaluates, nominates and recommends individuals for membership on the Company's Board of Directors. No procedure has been established for the consideration of nominees recommended by stockholders. The Nominating Committee is composed of three non-employee directors: Messrs. Gaulke, Simone and Tompkins. It was established on February 28, 2001 by the Board, and therefore did not meet or act by unanimous written consent during the last fiscal year.

    The Compensation Committee makes recommendations concerning salaries and incentive compensation, awards stock options to employees and consultants under the Company's stock option plans and otherwise determines compensation levels and performs such other functions regarding compensation as the Board may delegate. The Compensation Committee is composed of three (3) directors: Messrs. Abraham, Tompkins and Akins. Messrs. Abraham and Tompkins are non-employee directors. The Compensation Committee met five times and acted by unanimous written consent once during the fiscal year ended December 31, 2000.

    The Stock Option Committee currently consists solely of Mr. Akins, and it grants options to non-officer employees of the Company. The Stock Option Committee took action 85 times during the fiscal year ended December 31, 2000.

    During the fiscal year ended December 31, 2000, each Board member attended 75% or more of the aggregate of the meetings of the Board and of the committees on which he served, held during the period for which he was a director or committee member, respectively.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS(1)

    The Audit Committee of the Cymer, Inc. Board of Directors (the "Committee") is composed of three independent directors and operates under a written charter adopted by the Board of Directors (Appendix A). The members the Committee are Peter J. Simone (Chair), Kenneth M. Deemer and Michael R. Gaulke. The Committee recommends to the Board of Directors, subject to stockholder ratification, the selection of the Company's independent accountants.

    Management is responsible for the Company's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Committee's responsibility is to monitor and oversee these processes.

    In this context, the Committee has met and held discussions with management and the independent accountants. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

    The Corporation's independent accountants also provided to the Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent accountants that firm's independence.

    Based on the Committee's discussion with management and the independent accountants and the Committee's review of the representation of management and the report of the independent accountants to the Committee, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, as filed with the Securities and Exchange Commission on March 27, 2001.

                      Audit Committee

                      Peter J. Simone, Chairman
                      Kenneth M. Deemer
                      Michael R. Gaulke

(1)
The material in this report is not "soliciting material," is not deemed "filed" with the Securities and Exchange Commission ("SEC"), and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the "1933 Act"), or the Exchange Act of 1934, as amended (the "1934 Act") whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

PROPOSAL 2

APPROVAL OF A 1,000,000 SHARE INCREASE IN SHARES
ISSUABLE UNDER THE 1996 STOCK OPTION PLAN

    In February 2001, the Board amended the Company's 1996 Stock Option Plan (the "1996 Plan"), subject to stockholder approval, to increase the aggregate number of shares of Common Stock authorized for issuance under the 1996 Plan by 1,000,000 shares, from a total of 6,900,000 shares to a total of 7,900,000 shares.

    The 1996 Plan was originally approved by the Board of Directors and by the stockholders in July 1996. A total of 3,000,000 shares of Common Stock were initially reserved for issuance under the 1996 Plan, after giving effect to the 2-for-1 stock split of Common Stock of the Company in August 1997. The 1996 Plan was amended in 1998 and 1999 to increase shares reserved for issuance under the 1996 Plan by an additional 1,250,000 shares each time, bringing the total number of shares reserved for issuance under the 1996 Plan to 5,500,000 shares. In 2000, the 1996 Plan was amended to increase the number of shares reserved for issuance under the 1996 Plan by 1,400,000 shares, bringing the total number of shares reserved for issuance under the 1996 Plan to 6,900,000. The further increase of the 1996 Plan's share reserve by 1,000,000 shares, if approved by stockholders, will increase the total number of shares reserved for issuance under the 1996 Plan to 7,900,000 shares. The stockholders are being requested to approve this amendment.

    The Board believes that the proposed increase is in the best interests of the Company for several reasons. First, the increase will provide an adequate reserve of shares for issuance under the 1996 Plan, which is an integral part of the Company's overall compensation program. Second, the Board believes the proposed increase is essential for the Company to compete successfully against other companies in attracting and retaining key employees, thereby facilitating the future potential growth of the Company. Third, the Board believes the 1996 Plan is an important contributor to the alignment of employee and stockholder interests.

    Grants were made to some of the Named Executive Officers (as defined in the "Summary Compensation" section below) and to the Company's non-employee directors under the 1996 Plan during the fiscal year ended December 31, 2000. During the last fiscal year, options to purchase Common Stock were granted under the 1996 Plan in the following amounts and having the following values (calculated as the exercise price multiplied by the number of shares underlying the options): Pascal Didier: 40,000 shares ($1,480,000), Edward P. Holtaway: 20,000 shares ($647,500), John Shin: 20,000 shares ($647,500); all current executive officers as a group: 494,250 shares ($18,536,250); and all employees (excluding executive officers) as a group: 1,521,527 shares ($60,743,941).

    As of March 23, 2001, before giving effect to the proposed amendment, options to purchase 5,258,215 shares of Common Stock were outstanding under the 1996 Plan, 1,123,127 shares had been issued by the Company upon exercise of options granted under the 1996 Plan, and 518,658 shares remained available for future option grants under the 1996 Plan.

    All stock options granted under the 1996 Plan during 2000 were issued at exercise prices ranging from $21.563 to $60.00 per share (which exercise prices represented the closing prices of the Company's Common Stock on the Nasdaq National Market on the dates of grant).

    Stockholders are requested in this Proposal 2 to approve the amendment to the 1996 Plan to increase the number of shares issuable thereunder. As is required by the Company's Bylaws, the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the amendment to the 1996 Plan.

Abstentions and broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 2.

    The essential features of the 1996 Plan are outlined below:

GENERAL

    The purpose of the 1996 Plan is to attract and retain the best available personnel for positions of substantial responsibility with the Company, to provide additional incentive to the employees, directors and consultants of the Company and to promote the success of the Company's business. Options granted under the 1996 Plan may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options.

NUMBER OF SHARES ISSUABLE UNDER 1996 PLAN

    Assuming approval by the stockholders of the 1,000,000 share increase recommended by the Board of Directors, the maximum aggregate number of shares of the Company's Common Stock which may be granted as options and sold under the 1996 Plan is 7,900,000 shares. If an option expires or becomes unexercisable without having been exercised in full, the unpurchased shares which were subject thereto may become available for future grant or sale under the 1996 Plan. Shares that have actually been issued under the 1996 Plan shall not be returned to the 1996 Plan and shall not become available for future distribution under the 1996 Plan, except for any shares of restricted stock which are repurchased by the Company at their original purchase price.

ADMINISTRATION

    The 1996 Plan may generally be administered by the Board or the committee appointed by the Board (as applicable, the "Administrator"). The Administrator may make any determinations deemed necessary or advisable for the 1996 Plan. The Administrator does not, however, under the 1996 Plan have authority to lower the exercise prices of outstanding options or to exchange outstanding options for new options having lower exercise prices.

ELIGIBILITY

    Nonstatutory stock options may be granted under the 1996 Plan to employees, directors and consultants of the Company and any parent or subsidiary of the Company. Incentive stock options may be granted only to employees. The Administrator, in its discretion, selects the employees, directors and consultants to whom options may be granted, the time or times at which such options shall be granted, and the number of shares subject to each such grant.

LIMITATIONS

    Section 162(m) of the Code places limits on the deductibility for federal income tax purposes of compensation paid to certain executive officers of the Company. In order to preserve the Company's ability to deduct the compensation income associated with options granted to such persons, the 1996 Plan provides that no employee, director or consultant may be granted, in any fiscal year of the Company, options to purchase more than 500,000 shares of Common Stock. Notwithstanding this limit, however, in connection with such individual's initial employment with the Company, he or she may be granted options to purchase up to an additional 500,000 shares of Common Stock.

TERMS AND CONDITIONS OF OPTIONS

    Each option is evidenced by a stock option agreement between the Company and the optionee, and is subject to the following additional terms and conditions:

    (a)  Exercise Price.  The Administrator determines the exercise price of options at the time the options are granted. The exercise price of an incentive stock option under the 1996 Plan may not be less than 100% of the fair market value of the Common Stock on the date such option is granted; provided, however, the exercise price of an incentive stock option granted to a 10% stockholder may not be less than 110% of the fair market value of the Common Stock on the date of the grant. The exercise price of a nonstatutory stock option under the 1996 Plan may not be less than 85% of the fair market value of the Common Stock on the date such option is granted; provided, however, the exercise price of a nonstatutory stock option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code may not be less than 100% of the fair market value of the Common Stock on the date of grant. Notwithstanding the foregoing, in the case of a merger or other transaction, options may be granted with an exercise price of less than 100% of the fair market value per share. The fair market value of the Common Stock is generally determined with reference to the closing sale price for the Common Stock (or the closing bid if no sales were reported) on the date the option is granted.

    (b)  Exercise of Option; Form of Consideration.  The Administrator determines when options become exercisable, and may in its discretion, accelerate the vesting of any outstanding option. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The 1996 Plan permits payment to be made by cash, check, promissory note, other shares of Common Stock of the Company (with some restrictions), cashless exercises, a reduction in the amount of any Company liability to the optionee, any other form of consideration permitted by applicable law, or any combination thereof.

    (c)  Term of Option.  The term of an incentive stock option may be no more than ten (10) years from the date of grant; provided that in the case of an incentive stock option granted to a 10% stockholder, the term of the option may be no more than five (5) years from the date of grant. No option may be exercised after the expiration of its term.

    (d)  Termination of Employment.  If an optionee's employment or consulting relationship terminates for any reason (including death or disability), then all options held by the optionee under the 1996 Plan expire on the earlier of (i) the date set forth in his or her notice of grant or (ii) the expiration date of such option. The 1996 Plan and the option agreement may provide for a longer period of time for the option to be exercised after the optionee's death or disability than for other terminations. For the absence of a specified time in the option agreement, the option shall remain exercisable for three (3) months following the optionee's termination. To the extent the option is exercisable at the time of such termination, the optionee (or the optionee's estate or the person who acquires the right to exercise the option by bequest or inheritance) may exercise all or part of his or her option at any time before termination.

    (e)  Nontransferability of Options.  Unless otherwise determined by the Administrator, options granted under the 1996 Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee.

    (f)  Other Provisions.  The stock option agreement may contain other terms, provisions and conditions not inconsistent with the 1996 Plan as may be determined by the Administrator.

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

    In the event that the stock of the Company changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in the capital structure of the

Company effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the 1996 Plan, the number and class of shares of stock subject to any option outstanding under the 1996 Plan, and the exercise price of any such outstanding option.

    In the event of a liquidation or dissolution, any unexercised options will terminate. The Administrator may, in its discretion, provide that each optionee shall have the right to exercise all of the optionee's options, including those not otherwise exercisable, until the date ten (10) days prior to the consummation of the liquidation or dissolution.

    In connection with any merger, consolidation, acquisition of assets or like occurrence involving the Company, each outstanding option shall be assumed or an equivalent option or right substituted by the successor corporation. If the successor corporation refuses to assume the options or to substitute substantially equivalent options, the optionee shall have the right to exercise the option as to all the optioned stock, including shares not otherwise exercisable. In such event, the Administrator shall notify the optionee that the option is fully exercisable for fifteen (15) days from the date of such notice and that the option terminates upon expiration of such period.

AMENDMENT AND TERMINATION OF THE 1996 PLAN

    The Board may amend, alter, suspend or terminate the 1996 Plan, or any part thereof, at any time and for any reason. However, the Company shall obtain stockholder approval for any amendment to the 1996 Plan to the extent necessary and desirable to comply with applicable law. No such action by the Board or stockholders may alter or impair any option or stock purchase right previously granted under the 1996 Plan without the written consent of the optionee. Unless terminated earlier, the 1996 Plan shall terminate ten years from the date of its approval by the stockholders or the Board of the Company, whichever is earlier.

FEDERAL INCOME TAX INFORMATION

    Long-term capital gains currently are generally subject to lower tax rates than ordinary income or short-term capital gains. The maximum long-term capital gains rate for federal income tax purposes is currently 20% while the maximum ordinary income rate and short-term capital gains rate is effectively 39.6%. Slightly different rules may apply to optionholders who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

    Incentive Stock Options.  Incentive stock options under the Option Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

    There generally are no federal income tax consequences to the optionholder or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the optionholder's alternative minimum tax liability, if any.

    If an optionholder holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionholder upon exercise of the option, any gain or loss on a disposition of such stock will be a long-term capital gain or loss if the optionholder held the stock for more than one year.

    Generally, if the optionholder disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), then at the time of disposition the optionholder will realize taxable ordinary income equal to the lesser of (i) the excess of the stock's fair market value on the date of exercise over the exercise price, or (ii) the optionholder's actual gain, if any, on the purchase and sale. The optionholder's additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year.

    To the extent the optionholder recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

    Nonstatutory Stock Options.  Nonstatutory stock options granted under the Option Plan generally have the following federal income tax consequences:

    There are no tax consequences to the optionholder or the Company by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionholder normally will recognize taxable ordinary income equal to the excess, if any, of the stock's fair market value on the date of exercise over the option exercise price. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects to be taxed on receipt of the stock. With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionholder.

    Upon disposition of the stock, the optionholder will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option (or vesting of the stock). Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to optionholders who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

    Potential Limitation on Company Deductions.  Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain "covered employees" in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to stock options, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

    Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Section 162(m), compensation attributable to stock options will qualify as performance-based compensation if the option is granted by a compensation committee comprised solely of "outside directors" and either (i) the plan contains a per-employee limitation on the number of shares for which options may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the option is no less than the fair market value of the stock on the date of grant, or (ii) the option is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the option is approved by stockholders.

    THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON OPTIONEES AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF OPTIONS UNDER THE 1996 PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE DIRECTOR, EMPLOYEE OR CONSULTANT MAY RESIDE.

PROPOSAL 3

APPROVAL OF 300,000 SHARE INCREASE IN SHARES ISSUABLE UNDER THE
1996 EMPLOYEE STOCK PURCHASE PLAN

    In July 1996, the Board adopted, and the stockholders subsequently approved, the Company's 1996 Employee Stock Purchase Plan ("Purchase Plan"). Prior to giving effect to this proposal, there were 500,000 shares of Common Stock reserved for issuance under the Purchase Plan.

    In February 2001, the Board amended the Purchase Plan, subject to stockholder approval, to increase the number of shares of Common Stock authorized for issuance under the Purchase Plan by 300,000 shares, from a total of 500,000 shares to a total of 800,000. The stockholders are being requested to approve this amendment.

    In February 2001, the Board amended the Purchase Plan to: provide for 24-month offering periods made up of four six-month purchase periods; allow new employees who have worked for the Company for at least one month to participate in the offering period effective as of the first day of the next purchase period; and provide for an automatic restart feature whereby in the event the fair market value of the Company's Common Stock on the first day of a new purchase period of an offering period is below the fair market value on the enrollment date of such offering period, the current offering period will end and a new 24-month offering period will begin on such date. The Board adopted this amendment in order to provide a strong incentive for employees to become significant and ongoing stockholders of the Company.

    During the last fiscal year, shares of Common Stock were purchased in the following amounts and having the following values (calculated as the purchase price multiplied by the number of shares purchased under the Purchase Plan) by the Company's Named Executive Officers, executive officers and employees as follows: Mr. Didier, 847 shares ($21,933), Mr. Holtaway, 160 shares ($4,041), and Mr. Shin, 773 shares ($19,763); all current executive officers as a group, 3,087 shares ($77,886); and all employees (excluding executive officers) as a group, 61,731 shares ($1,555,713).

    As of March 23, 2001, an aggregate of 361,581 shares of the Company's Common Stock had been granted under the Purchase Plan. Only 138,419 shares of Common Stock remained available for future grant under the Purchase Plan.

    Stockholders are requested in this Proposal 3 to approve the amendment to increase the aggregate number of shares issuable under the Purchase Plan, as amended. As is required by the Company's Bylaws, the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the meeting will be required to approve this amendment to the Purchase Plan. Abstentions and broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 3.

    The essential features of the Purchase Plan, as amended through February 2001, are outlined below:

PURPOSE

    The purpose of the Purchase Plan is to provide a means by which employees of the Company (and any parent or subsidiary of the Company designated by the Board to participate in the Purchase Plan) may be given an opportunity to purchase Common Stock of the Company through payroll deductions, to assist the Company in retaining the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company. All of the Company's employees are eligible to participate in the Purchase Plan after one month of employment.

    The rights to purchase Common Stock granted under the Purchase Plan are intended to qualify as options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Code.

ADMINISTRATION

    The Board administers the Purchase Plan and has the final power to construe and interpret both the Purchase Plan and the rights granted under it. The Board has the power, subject to the provisions of the Purchase Plan, to determine when and how rights to purchase Common Stock of the Company will be granted, the provisions of each offering of such rights (which need not be identical), and whether employees of any parent or subsidiary of the Company will be eligible to participate in the Purchase Plan.

    The Board has the power to delegate administration of the Purchase Plan to a committee of members of the Board. As used herein with respect to the Purchase Plan, the "Board" refers to any committee the Board appoints and to the Board.

OFFERINGS

    The Purchase Plan is implemented by offerings of rights to all eligible employees from time to time by the Board. As amended in February 2001, generally each offering period is 24 months long and consists of four six-month purchase periods. As amended, the Purchase Plan includes an automatic restart feature whereby in the event that the fair market value of the Company's Common Stock on any exercise date during an offering period is below the fair market value of the Company's Common Stock for the enrollment date of such offering period, then the current offering period shall end and a new 24-month offering shall begin on such date.

ELIGIBILITY

    Any person who is customarily employed at least 20 hours per week and five months per calendar year by the Company (or by any parent or subsidiary of the Company designated by the Board) on the first day of an offering is eligible to participate in that offering, provided such employee has been continuously employed by the Company or the designated affiliate for at least one month preceding the first day of the offering. Officers of the Company who are "highly compensated" as defined in the Code are also eligible to participate in the Purchase Plan.

    However, no employee is eligible to participate in the Purchase Plan if, immediately after the grant of purchase rights, the employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary of the Company (including any stock which such employee may purchase under all outstanding rights and options). In addition, no employee may purchase more than $25,000 worth of Common Stock (determined at the fair market value of the shares at the time such rights are granted) under all employee stock purchase plans of the Company and its affiliates in any calendar year.

PARTICIPATION IN THE PURCHASE PLAN

    Eligible employees enroll in the Purchase Plan by delivering to the Company, prior to the date selected by the Board as the offering date for the offering, an agreement authorizing payroll deductions of up to 10% of such employees' total compensation during the offering period.

PURCHASE PRICE

    The purchase price per share at which shares of Common Stock are sold in an offering under the Purchase Plan is the lower of (i) 85% of the fair market value of a share of Common Stock on first day of the offering period, or (ii) 85% of the fair market value of a share of Common Stock on the last day of the offering period with respect to offering periods beginning before February 7, 2001, and on the last day of the purchase period of such offering period for offering periods beginning on or after February 7, 2001.

PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTIONS

    The purchase price of the shares is accumulated by payroll deductions over the offering period. At any time during the offering, a participant may terminate his or her payroll deductions as the Board provides in the offering. A participant may increase or decrease the rate of such payroll deductions during the offering period, except, the Board may limit the number of participation rate changes during any purchase period and/or offering period. All payroll deductions made for a participant are credited to his or her account under the Purchase Plan and deposited with the general funds of the Company. A participant may not make additional payments into such account.

PURCHASE OF STOCK

    By executing an agreement to participate in the Purchase Plan, the employee is entitled to purchase shares under the Purchase Plan. In connection with offerings made under the Purchase Plan, the Board specifies a maximum number of shares of Common Stock an employee may be granted the right to purchase and the maximum aggregate number of shares of Common Stock that may be purchased pursuant to such offering by all participants. In no event shall any participant be entitled to purchase more than 7,500 shares in any offering period. If the aggregate number of shares to be purchased upon exercise of rights granted in the offering would exceed the maximum aggregate number of shares of Common Stock available, the Board would make a pro rata allocation of available shares in a uniform and equitable manner. Unless the employee's participation is discontinued, his or her right to purchase shares is exercised automatically at the end of the offering period at the applicable price. See "Withdrawal" below.

WITHDRAWAL

    While each participant in the Purchase Plan is required to sign an agreement authorizing payroll deductions, the participant may withdraw from a given offering by terminating his or her payroll deductions and by delivering to the Company a notice of withdrawal from the Purchase Plan. Such withdrawal may be elected at any time prior to the end of the applicable purchase period.

    Upon any withdrawal from a purchase period by the employee, the Company will distribute to the employee his or her accumulated payroll deductions without interest, less any accumulated deductions previously applied to the purchase of shares of Common Stock on the employee's behalf during such purchase period, and such employee's interest in the purchase period will be automatically terminated. The employee is not entitled to again participate in that purchase period. However, an employee's withdrawal from a purchase period will not have any effect upon such employee's eligibility to participate in subsequent purchase periods under the Purchase Plan.

TERMINATION OF ELIGIBILITY

    Rights granted pursuant to any offering under the Purchase Plan terminate immediately upon cessation of an employee's eligibility for any reason, and the Company will distribute to such employee all of his or her accumulated payroll deductions, without interest.

RESTRICTIONS ON TRANSFER

    Rights granted under the Purchase Plan are not transferable and may be exercised only by the person to whom such rights are granted.

DURATION, AMENDMENT AND TERMINATION

    The Board may suspend, amend, or terminate the Purchase Plan at any time and for any reason. Unless terminated earlier, the Purchase Plan will terminate in July 2006.

    Rights granted before amendment or termination of the Purchase Plan will not be altered or impaired by any amendment or termination of the Purchase Plan without consent of the employee to whom such rights were granted.

EFFECT OF CERTAIN CORPORATE EVENTS

    In the event of a dissolution or liquidation of the Company, the offering period will terminate immediately prior to the consummation of such dissolution or liquidation, unless the Board provides otherwise. In the event of an asset sale or a merger of the Company, the exercise date of any ongoing offering will be accelerated such that the outstanding rights may be exercised immediately prior to, or concurrent with, any such event and shall be exercised automatically on the date of such event unless the participant has withdrawn from the Purchase Plan.

STOCK SUBJECT TO PURCHASE PLAN

    Subject to the stockholders' approval of this Proposal, an aggregate of 800,000 shares of Common Stock will be reserved for issuance under the Purchase Plan. If rights granted under the Purchase Plan expire, lapse or otherwise terminate without being exercised, the shares of Common Stock not purchased under such rights again becomes available for issuance under the Purchase Plan.

FEDERAL INCOME TAX INFORMATION

    Rights granted under the Purchase Plan are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under provisions of Section 423 of the Code.

    A participant will be taxed on amounts withheld for the purchase of shares of Common Stock as if such amounts were actually received. Other than this, no income will be taxable to a participant until disposition of the acquired shares, and the method of taxation will depend upon the holding period of the acquired shares.

    If the stock is disposed of at least two years after the beginning of the offering period and at least one year after the stock is transferred to the participant, then the lesser of (i) the excess of the fair market value of the stock at the time of such disposition over the exercise price or (ii) the excess of the fair market value of the stock as of the beginning of the offering period over the exercise price (determined as of the beginning of the offering period) will be treated as ordinary income. Any further gain or any loss will be taxed as a long-term capital gain or loss. Such capital gains currently are generally subject to lower tax rates than ordinary income.

    If the stock is sold or disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the stock on the exercise date over the exercise price will be treated as ordinary income at the time of such disposition. The balance of any gain will be treated as capital gain. Even if the stock is later disposed of for less than its fair market value on the exercise date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on such exercise date. Any capital gain or loss will be short-term or long-term, depending on how long the stock has been held.

    There are no federal income tax consequences to the Company by reason of the grant or exercise of rights under the Purchase Plan. The Company is entitled to a deduction to the extent amounts are taxed as ordinary income to a participant (subject to the requirement of reasonableness and the satisfaction of tax reporting obligations).

    THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON OPTIONEES AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF OPTIONS UNDER THE PURCHASE PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE DIRECTOR, EMPLOYEE OR CONSULTANT MAY RESIDE.

PROPOSAL 4

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

    The Board of Directors has selected KPMG LLP ("KPMG") as the Company's independent auditors for the fiscal year ending December 31, 2001 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. KPMG has audited the Company's financial statements since 2000. Representatives of KPMG are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

    Stockholder ratification of the selection of KPMG as the Company's independent auditors is not required by the Company's Bylaws or otherwise. However, the Board is submitting the selection of KPMG to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

    The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of KPMG. Abstentions and broker non-votes are counted towards the presence or absence of a quorum, but are not counted for any purpose in determining whether this matter has been approved.

    AUDIT FEES.  During the fiscal year ended December 31, 2000, the aggregate fees billed by KPMG for the audit of the Company's financial statements for such fiscal year and for the reviews of the Company's interim financial statements was $168,000.

    FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES.  During the fiscal year ended December 31, 2000, there were no fees billed by KPMG for information technology consulting.

    ALL OTHER FEES.  During fiscal year ended December 31, 2000, the aggregate fees billed by KPMG for professional services other than audit and information technology consulting fees was $812,869.

    The Audit Committee has determined the rendering of the non-audit services by KPMG is compatible with maintaining the auditor's independence.

    On March 31, 2000, the Audit Committee recommended to the Board of Directors and the Board approved the appointment of KPMG as the Company's independent auditors to audit the Company's financial statements for the fiscal year ending December 31, 2000 in place of Deloitte & Touche LLP ("Deloitte & Touche"). The decision to change independent auditors was authorized by the Company's Board of Directors.

    In connection with the Company's audits for the fiscal years ended December 31, 1998 and 1999, and in the subsequent interim period ended March 31, 2000, there were no disagreements with Deloitte & Touche within the meaning of Instruction 4 of Item 304 of Regulation S-K on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure in connection with the audits of the Company's financial statements for the years ended December 31, 1998 or 1999, which disagreement if not resolved to their satisfaction would have caused Deloitte & Touche to issue an adverse opinion or a disclaimer of opinion, and neither report contained an adverse opinion or disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years 1998 and 1999, there have been no reportable events (as defined in Item 304 of Regulation S-K) with Deloitte & Touche. Deloitte & Touche's letter to the

Securities and Exchange Commission stating its agreement with the statements in this paragraph is filed as Exhibit 16 to the Company's Current Report on Form 8-K, dated April 5, 2000.

    During the fiscal years ended December 31, 1998 and 1999 and any subsequent interim period prior to the Company's engagement of KPMG, the Company did not consult with KPMG regarding the application of accounting principles to a specified transaction, or the type of audit opinion that might be rendered on the Company's financial statements.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 4.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information regarding the ownership of the Company's Common Stock as of March 23, 2001 by: (i) each nominee for director; (ii) each of the executive officers named in the Summary Compensation Table ("Named Executive Officers"); (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent (5%) of its Common Stock.

	Beneficial Ownership(1)
Beneficial Owner	Number of Shares		Percent of Total
Capital Group International, Inc.(3) Capital Guardian Trust Company(3) 11100 Santa Monica Boulevard Los Angeles, CA 090025	1,765,600		5.96%
Robert P. Akins	475,581	(2)	1.60%
Richard P. Abraham	131,448	(2)	*
Kenneth M. Deemer	49,548	(2)	*
Peter J. Simone	11,666	(2)	*
Jon D. Tompkins	11,666	(2)	*
Michael R. Gaulke	10,000	(2)	*
William G. Oldham	4,000	(2)	*
Pascal Didier	186,272	(2)	*
William A. Angus, III	82,896	(2)	*
Edward Holtaway	92,723	(2)	*
John Shin	69,187	(2)	*
All executive officers as a group (15 people)(2)	1,726,965	(2)	5.83%

*
Less than one percent.

(1)
This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 29,643,748 shares outstanding on March 23, 2001, adjusted as required by rules promulgated by the SEC. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days are deemed to be beneficially owned by the person holding such option or warrant for computing the percentage of ownership of such person, but are not treated as outstanding for computing the percentage of any other person.

(2)
Includes the following number of shares issuable upon exercise of options exercisable as of, or that will have become exercisable within 60 days of March 23, 2001: Mr. Abraham, 26,666 shares; Mr. Akins, 101,205 shares; Mr. Angus, 39,896 shares; Mr. Deemer, 16,666 shares; Mr. Didier, 184,162 shares; Mr. Gaulke, 10,000 shares; Mr. Holtaway, 92,288 shares; Mr. Shin, 67,161 shares;

  Mr. Oldham, 4,000 shares; Mr. Simone, 6,666 shares; Mr. Tompkins, 11,666 shares; and all executive officers as a group: 852,849 shares.

(3)
Capital Group International, Inc. does not have investment power or voting power over any of these shares. Capital Group International, Inc. may be deemed to beneficially own these shares by virtue of Rule 13d-3 under the 1934 Act. Capital Group International, Inc., a holding company, and Capital Guardian Trust Company, a bank as defined in Section 3(a)(6) of the 1934 Act, each claim sole dispositive but no voting power as to these shares. Capital Group International, Inc. and Capital Guardian Trust Company each disclaim beneficial ownership of such shares pursuant Rule 13d-4 under the 1934 Act. Information provided in this footnote is based solely on a Schedule 13G/A filed February 12, 2001.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the 1934 Act requires the Company's directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

    To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2000, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent (10%) beneficial owners were complied with except with respect to the following: two reports, covering an aggregate of three transactions, were filed late by Mr. Abraham and Mr. Deemer and an initial report of ownership was filed late by Brian Klene, Senior Vice President of Marketing and Business Development.

EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

    Each non-employee director of the Company receives $2,000 per meeting for their services as members of the Board of Directors, $1,000 per committee meeting attended, and are reimbursed for their expenses in attending out-of-town meetings. In the fiscal year ended December 31, 2000, the total compensation paid to all non-employee directors was $48,000. The members of the Board of Directors are also eligible for reimbursement for their expenses incurred in connection with attendance at Board meetings in accordance with Company policy.

    Directors are granted options from the 1996 Plan. Most option grants under the 1996 Plan are non-discretionary. On the second Monday of January of each year, each member of the Company's Board of Directors who is not an employee of the Company and who has served as a non-employee director since June 30th of the prior year, is automatically granted under the 1996 Plan, without further action by the Company, the Board of Directors or the stockholders of the Company, an option to purchase 5,000 shares of Common Stock of the Company; and newly appointed non-employee directors are granted an option to purchase 20,000 shares of Common Stock. Additional options may be granted at other times under the 1996 Plan if determined by the Board of Directors and which options may have different vesting schedules (or be fully vested) as determined by the Board. The exercise price of options granted under the 1996 Plan is 100% of the fair market value of the Common Stock subject to the option on the date of the option grant. Options granted under the 1996 Plan may not be exercised: until the date upon which such optionee, or the affiliate of such optionee, as the case may be, has provided one year of continuous service as a non-employee director following the date of grant of such option, whereupon such option shall become exercisable as to 25% of the option shares, and 1/48th of the option shares become exercisable each month thereafter in accordance with its terms. The term of options granted under the 1996 Plan is 10 years. In the event of a merger of the Company with or into another corporation or a consolidation, acquisition of assets or other change-in-control transaction involving the Company, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation. If the successor corporation refuses to assume or substitute the options, the optionee shall have the right to exercise the option as to all the optioned stock, including shares not otherwise exercisable. In such event, the plan administrator shall notify the optionee that the option is fully exercisable for fifteen (15) days from the date of such notice and that the option terminates upon expiration of such period.

    During the last fiscal year, the Company granted options covering 5,000 shares of the Company's Common Stock to Messrs. Abraham, Deemer, Simone and Tompkins in connection with their services as non-employee directors of the Company, each with an exercise price of $45.00 per share. The fair market value of the Company's Common Stock on the date of grant was $45.00 per share.(1) In addition, the Company granted options to Mr. Gaulke in connection with his appointment to the Board in August 2000. As compensation for his services as a non-employee director, Mr. Gaulke received a grant of 20,000 shares at an exercise price of $47.125 per share (which vests over four years) and another grant of 10,000 shares at an exercise price of $21.563, which shares were fully vested at the time of grant. The fair market value of the Company's Common Stock on the dates of grant were $47.875 and $21.563, respectively.(2)

(1)
Based on the closing sales price reported on the Nasdaq National Market for the date of grant.

(2)
Based on the closing sales price reported on the Nasdaq National Market for the date of grant.

COMPENSATION OF EXECUTIVE OFFICERS

    The following table shows for the fiscal years ended December 31, 1998, 1999 and 2000, compensation awarded or paid to, or earned by, the Company's Chief Executive Officer and its other four most highly compensated executive officers at December 31, 2000:

SUMMARY COMPENSATION TABLE

Long-Term Compensation
					Awards		Payouts
Annual Compensation
Restricted Stock Awards ($)
Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Other Annual Compensation ($)		Securities Underlying Options (#)	LTIP Payouts ($)	All Other Compensation(2) ($)
Robert P. Akins Chairman of the Board of Directors and Chief Executive Officer	2000 1999 1998	341,346 291,584 149,588	551,662 382,511 —			0 170,000 46,000		8,005 3,751 4,336
Pascal Didier President and Chief Operating Officer	2000 1999 1998	256,827 215,820 271,548	354,584 211,455 —			40,000 60,000 200,000		9,748 5,430 5,393
William A. Angus, III Chief Financial Officer, Senior Vice President and Secretary	2000 1999 1998	219,231 194,385 223,307	255,740 190,453 —			0 120,000 22,000		9,612 4,378 5,898
Edward P. Holtaway Senior Vice President, Operations and Business Process Management	2000 1999 1998	209,135 170,087 104,625	220,551 166,647 —			20,000 110,000 80,000		11,249 5,268 4,169
John Shin Senior Vice President, Worldwide Customer Operations	2000 1999 1998	199,800 172,024 129,639	204,595 192,762 38,724			20,000 45,000 48,500		11,211 6,363 7,582

(1)
Due to the Company's financial performance in 1998, only Mr. Shin earned a bonus for 1998.

(2)
For the fiscal year ended December 31, 2000, the amounts shown include: (i) medical, dental and vision insurance premiums paid by the Company in the following amounts: Mr. Akins ($2,348), Mr. Didier ($4,393), Mr. Angus ($4,393), Mr. Holtaway ($6,070), and Mr. Shin ($6,070), (ii) life insurance premiums paid by the Company in the following amounts: Mr. Akins ($1,008), Mr. Didier ($749), Mr. Angus ($633), Mr. Holtaway ($604), and Mr. Shin ($577), (iii) long-term and short-term disability and AD&D premiums paid by the Company: Mr. Akins ($649), Mr. Didier ($606), Mr. Angus ($586), Mr. Holtaway ($575), and Mr. Shin ($564), and (iv) Company contributions to 401(k) plan: Mr. Akins ($4,000), Mr. Didier ($4,000), Mr. Angus ($4,000), Mr. Holtaway ($4,000), and Mr. Shin ($4,000).

STOCK OPTION GRANTS AND EXERCISES

    The Company grants options to its executive officers under its 1996 Plan. As of March 23, 2001, options to purchase a total of 5,258,215 shares were outstanding under the 1996 Plan, and options to purchase 518,658 shares remained available for grant thereunder.

    The following tables show for the fiscal year ended December 31, 2000, certain information regarding options granted to, exercised by, and held at year end by, the Named Executive Officers:

OPTION GRANTS IN LAST FISCAL YEAR

	Individual Grants(1)
					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(2)
		% of Total Options Granted to Employees in Fiscal Year
	Number of Securities Underlying Options Granted (#)		Exercise Or Base Price ($/Sh)
				Expiration Date
Name					5% ($)	10% ($)
Mr. Didier	40,000	1.7847	37.00	6/8/2010	930,764	2,358.739
Mr. Holtaway	20,000.8923		32.375	5/15/2010	407,209	1,031,948
Mr. Shin	20,000.8923		32.375	5/15/2010	407,209	1,031,948

(1)
These options were granted pursuant to the Company's 1996 Plan. All options expire 10 years from the date of grant, are not transferable by the optionee (other than by will or the laws of descent and distribution), and are exercisable during the optionee's lifetime only by the optionee. The options become exercisable at the rate of 25% of the total grant 12 months after the date of grant, and 1/48th of the total grant each month thereafter. The options are fully vested at four years from the date of grant. To the extent exercisable at the time of employment termination, options may be exercised for an additional 60 days.

(2)
Potential gains are net of exercise price, but before taxes associated with exercise. The amounts represent certain assumed rates of appreciation only, based on SEC rules. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock, overall market conditions and option holders continued employment through the vesting period. The amounts reflected in this table may not necessarily be achieved and do not reflect the Company's estimate of future stock price growth.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR, AND FY-END OPTION VALUES

    The following table provides certain information concerning the exercises of options during the fiscal year ended December 31, 2000, and the unexercised options held as of December 31, 2000 by each of the Named Executive Officers:

			Number of Securities Underlying Unexercised Options at FY-End (#)
	Shares Acquired on Exercise (#)				Value of Unexercised In-the-Money Options at FY-End ($)(2)
		Value Realized ($)(1)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Mr. Akins	82,634	4,276,310	84,956	137,294	397,447	146,394
Mr. Didier	0	—	157,079	142,921	486,222	252,758
Mr. Angus	65,000	3,123,971	34,706	92,294	56,724	98,470
Mr. Holtaway	30,000	1,256,250	69,164	110,836	451,907	461,013
Mr. Shin	0	—	51,767	52,033	252,726	81,401

(1)
Fair market value of underlying securities on date of exercise, minus the exercise price multiplied by the number of shares.

(2)
Fair market value of underlying securities on last day of fiscal year end, minus the exercise price multiplied by the number of shares.

EMPLOYMENT SEVERANCE AND CHANGE OF CONTROL AGREEMENTS

    The Company has entered into agreements with Messrs. Akins, Angus, Didier, Holtaway and Shin and certain other officers and key employees under which such individuals are entitled to certain benefits in the event their employment with the Company is involuntarily terminated other than for cause within 18 months after a "change of control" of the Company. In such event, such individuals are entitled to receive for a specified number of months (i) a continuation of their monthly base compensation as well as monthly payments equivalent to one-twelfth of the average of their annual bonus amounts for the prior years, (ii) a percentage of the bonus that would otherwise be payable for the year of termination based on the number of days during the year in which the individual was employed by the Company, (iii) vesting of all unvested stock options and (iv) a continuation of medical benefits. Under the agreements, Messrs. Akins and Didier would be entitled to benefits for 24 months and Messrs. Angus, Holtaway and Shin would be entitled to benefits for 12 months. Mr. Akins and Mr. Angus are also entitled to similar benefits if they voluntarily resign from the Company within the 30-day period beginning one year after a change of control. For purposes of the agreements, involuntary termination includes a significant reduction in duties or responsibilities, a substantial reduction without good business reason in facilities and perquisites available to the employee, a material reduction in compensation, a significant reduction in the employee's benefits package, relocation without consent, termination other than for death, disability or cause, and failure of a successor company to assume the agreement. A mechanism is provided in the agreements to limit payments in the event they would result in the levy of an excise tax under Section 4999 of the Internal Revenue Code of 1986.

    "Change of control" is defined in the agreements as (i) the acquisition by a person or entity of 50% of the voting power of the Company, (ii) a change in the composition of the Board of Directors within a two-year period as a result of which fewer than a majority of the directors are persons who were either directors of the Company on the date of the respective agreement or who were elected or nominated by a majority of such persons, or (iii) a merger resulting in a 50% or greater change in voting power or a sale of all or substantially all of the Company's assets.

    The agreements do not provide for a specified term of employment, which remains terminable at will by the Company. The agreements specify minimum base compensation levels for the executives, namely, $350,000 for Mr. Akins, $220,000 for Mr. Angus, $275,000 for Mr. Didier, $220,000 for Mr. Holtaway, and $200,304 for Mr. Shin.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
ON EXECUTIVE COMPENSATION(1)

REPORT OF THE COMPENSATION COMMITTEE

Overview and Philosophy

    The Compensation Committee (the "Committee") of the Board of Directors regularly reviews and approves all executive officer compensation and stock option grants. Executive compensation includes the following elements: base salaries, annual incentives, stock options and various benefit plans.

    The Committee is composed of two independent outside directors and Mr. Akins. It is the Committee's objective that executive compensation be tied directly to the achievement of the Company's performance objectives. Specifically, the Company's executive compensation program is designed to reward exceptional executive performance that results in enhanced corporate and stockholder values.

    The Committee recognizes that the industry sector in which the Company operates is both highly competitive and undergoing significant globalization, with the result that there is substantial demand for qualified, experienced executive personnel. The Committee considers it crucial that the Company be assured of retaining and rewarding its top caliber executives who are essential to the attainment of the Company's ambitious long-term, strategic goals.

    For these reasons, the Committee believes the Company's executive compensation arrangements must remain competitive with those offered by other companies of similar size, scope, performance levels and complexity of operations, including some, but not all, of the companies comprising the Nasdaq 100 Index and the Nasdaq Computer Industry & DP Index.

Annual Cash Compensation

    The Committee believes that the annual cash compensation paid to executives should be commensurate with both the executive's and the Company's performance. For this reason, the Company's executive cash compensation consists of base compensation (salary) and variable incentive compensation (annual bonus).

    Base salaries for executive officers are established considering a number of factors, including the Company's profitability; the executive's individual performance and measurable contribution to the Company's success; and pay levels of similar positions with comparable companies in the industry. The Committee supports the Company's compensation philosophy of moderation for elements such as base salary and benefits. Base salary decisions are made as part of the Company's formal annual review process. Generally, base salaries for executive officers are maintained at approximately the 50th percentile of salaries paid by similar size, high technology companies.

(1)
The material in this report is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference into any filing of the Company under the 1933 Act or 1934 Act whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

    Under the Company's executive incentive plan (EIP), an executive's annual performance award generally depends on two performance factors: the overall financial performance of the Company and the executive's individual performance. The performance objectives of the Company were derived from the Company's Board-approved 2000 business plan, which included specific financial performance targets relating to revenue and profits. No payments are made unless minimum operating income targets are met. These targets are reviewed annually to meet the changing nature of the Company's business. The maximum bonus as a percentage of base salary when annual corporate goals are achieved is 115% for the Chief Executive Officer, 95% for the Chief Operating Officer, and 80% for Messrs. Angus, Holtaway and Shin. Under the EIP, each executive's annual performance award may exceed these stated maximums if the Company's financial performance exceeds 100% of the financial targets in that year's business plan. In such cases, the actual percentage of each executive's performance award will vary in relation to the percentage by which the Company's targets for that year are exceeded. The Committee annually reviews and approves specific targets and performance criteria for each executive.

Stock Options

    During 2000, the Compensation Committee approved all stock option grants made to executive officers under the Stock Option Plan. The Stock Option Plan is designed to attract, retain and motivate the Company's officers and other participants by providing them with a meaningful stake in the Company's long-term success.

    In making its determinations, the Compensation Committee takes into consideration: (i) grants made to individuals in similar positions in comparable high technology companies, (ii) participants' contributions to the Company's performance, both short- and long-term, (iii) prior stock option grants, especially as they relate to the number of options vested and unvested and (iv) the impact that total option grants made to all participants have on dilution of current stockholder ownership and the Company's earnings. Stock option grants made to the Named Executive Officers are set forth in the table of option grants during the last fiscal year set forth above. See "Executive Compensation—Option Grants."

Benefits

    The Company provides benefits to the named executive officers that are generally available to all Company employees. The amount of executive level benefits and perquisites, as determined in accordance with the rules of the Securities and Exchange Commission relating to executive compensation, did not exceed 10% of total salary and bonus for fiscal year 2000 for any executive officer.

Chief Executive Officer's Compensation

    Compensation for the Chief Executive Officer is determined by a process similar to that discussed above for executive officers. Mr. Akins' base compensation for fiscal 2000, which was established by the Compensation Committee in December 1999, was $350,000.

    The Committee also established Mr. Akins' bonus for fiscal 2000 in accordance with the EIP described above. During 2000 Mr. Akins received incentive bonuses of $551,662 due to the Company's financial performance.

    During 2000 Mr. Akins was granted no options to purchase shares of the Company's Common Stock.

                      Compensation Committee

                      Jon D. Tompkins, Chairman
                      Robert P. Akins
                      Richard P. Abraham

OPTION REPRICING INFORMATION

    The following table shows certain information concerning the repricing of options received by the Named Executive Officers during the last ten years.

TEN YEAR OPTION REPRICINGS

Name	Date	Number of Securities Underlying Options Repriced or Amended (#)	Market Price of Stock at Time of Repricing or Amendment ($)	Exercise Price at Time of Repricing or Amendment ($)	New Exercise Price ($)	Length of Original Option Term Remaining at Date of Repricing or Amendment
Mr. Didier	3/2/98 3/2/98	50,000 150,000	20.625 20.625	27.375 33.75	22.5625 22.5625	4 yrs. 213 days 4 yrs. 143 days

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Compensation Committee is composed of Jon D. Tompkins and Richard P. Abraham, who are both non-employee directors, and Robert P. Akins, who serves as Chairman of the Board and is the Company's Chief Executive Officer.

PERFORMANCE MEASUREMENT COMPARISON(1)

    The following graph shows the total stockholder return of an investment of $100 in cash on September 19, 1996 (the date the Company first became subject to the reporting requirements of the Exchange Act) for (i) the Company's Common Stock, (ii) the Nasdaq Composite Index and (iii) the Morgan Stanley High Tech 35 Index.

    The graph assumes that $100 was invested on September 19, 1996 in the Company's Common Stock at the closing price of $4.75 per share at the end of the first day of trading in the Common Stock following the Company's initial public offering (as adjusted to reflect the Company's 2-for-1 stock split effective August 21, 1997) and, in each index, and that all dividends were reinvested. No dividends have been declared or paid on the Company's Common Stock.

(1)
This section is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference in any filing of the Company under the 1933 Act or the 1934 Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

CERTAIN TRANSACTIONS

    At December 31, 2000, the Company had a loan outstanding in the principal amount of $117,603 to Mr. Didier, an executive officer of the Company. The loan was entered into in April 2000 and the annual interest rate on the loan was 6.36%. Since the commencement of fiscal year ended December 31, 2000, the largest aggregate indebtedness of Mr. Didier under this loan was $119,201, including principal and accrued interest. This loan was repaid in full on March 2, 2001.

    The Company has entered into indemnity agreements with certain officers and directors which provide, among other things, that the Company will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he may be required to pay in actions or proceedings which he is or may be made a party by reason of his position as a director, officer or other agent of the Company, and otherwise to the full extent permitted under Nevada law and the Company's Bylaws.

OTHER MATTERS

    The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                      By Order of the Board of Directors

                      /s/ William A. Angus, III
                      William A. Angus, III
                       Secretary

April 10, 2001

A copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, as filed with the SEC, is being sent to stockholders with this proxy statement, with the list of exhibits attached. Exhibits to the Company's Annual Report on Form 10-K are available for a charge equal to the Company's reasonable expenses incurred in furnishing such exhibits upon written request to: Corporate Secretary, Cymer, Inc., 16750 Via Del Campo Court, San Diego, California 92127.

APPENDIX A

CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
OF CYMER, INC.

PURPOSE:

    The purpose of the Audit Committee of the Board of Directors of Cymer, Inc. (the "Company") shall be:

  •
  to provide oversight and monitoring of Company management and the independent auditors and their activities with respect to the Company's financial reporting process;

  •
  to provide the Company's Board of Directors with the results of its monitoring and recommendations derived therefrom;

  •
  to nominate to the Board of Directors independent auditors to audit the Company's financial statements and oversee the activities and independence of the auditors; and

  •
  to provide to the Board of Directors such additional information and materials as it may deem necessary to make the Board of Directors aware of significant financial matters that require the attention of the Board of Directors.

    The Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors may from time to time prescribe.

MEMBERSHIP:

    The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors. Until June 14, 2001, at least a majority of the members will be independent directors in accordance with the prior corporate governance standards of the Nasdaq National Market. Not later than June 14, 2001, the Committee will consist of at least three members of the Board of Directors who will meet the following criteria:

  1.
  Each member will be an independent director, in accordance with the new Nasdaq National Market Audit Committee requirements;

  2.
  Each member will be able to read and understand fundamental financial statements, in accordance with the Nasdaq National Market Audit Committee requirements; and

  3.
  At least one member will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities.

RESPONSIBILITIES:

    The responsibilities of the Audit Committee shall include:

  •
  Providing oversight and monitoring of Company management and the independent auditors and their activities with respect to the Company's financial reporting process;

  •
  Recommending the selection and, where appropriate, replacement of the independent auditors to the Board of Directors;

  •
  Reviewing fee arrangements with the independent auditors;

A-1

  •
  Reviewing the independent auditors' proposed audit scope, approach and independence;

  •
  Reviewing the performance of the independent auditors, who shall be accountable to the Board of Directors and the Audit Committee;

  •
  Requesting from the independent auditors of a formal written statement delineating all relationships between the auditor and the Company, consistent with Independent Standards Board Standard No. 1, and engaging in a dialogue with the auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors;

  •
  Directing the Company's independent auditors to review before filing with the SEC the Company's interim financial statements included in Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

  •
  Discussing with the Company's independent auditors the matters required to be discussed by Statement on Accounting Standard No. 61, as it may be modified or supplemented;

  •
  Reviewing with management, before release, the audited financial statements and Management's Discussion and Analysis in the Company's Annual Report on Form 10-K;

  •
  Providing a report in the Company's proxy statement in accordance with the requirements of Item 306 of SEC Regulation S-K and Item 7(e)(3) of Schedule 14A of the SEC's proxy rules;

  •
  Reviewing the Audit Committee's own structure, processes and membership requirements; and

  •
  Performing such other duties as may be requested by the Board of Directors.

MEETINGS:

    The Audit Committee will meet at least quarterly. Meetings may be held telephonically or in person. The Audit Committee may establish its own schedule, which it will provide to the Board of Directors in advance.

    The Audit Committee will meet separately with the independent auditors as well as members of the Company's management as it deems appropriate in order to review the financial controls of the Company.

MINUTES:

    The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

REPORTS:

    Apart from the report prepared pursuant to Item 306 of Regulation S-K and Item 7(e)(3) of Schedule 14A, the Audit Committee will summarize its examinations and recommendations to the Board from time to time as may be appropriate, consistent with the Committee's charter.

A-2

CYMER, INC.
1996 STOCK OPTION PLAN

    1.  Purposes of the Plan.  The purposes of this Stock Plan are:

    •
    to attract and retain the best available personnel for positions of substantial responsibility,

    •
    to provide additional incentive to Employees, Directors and Consultants, and

    •
    to promote the success of the Company's business.

    Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant.

    2.  Definitions.  As used herein, the following definitions shall apply:

      (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

      (b) "Applicable Laws" means the requirements relating to the administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan.

      (c) "Board" means the Board of Directors of the Company.

      (d) "Code" means the Internal Revenue Code of 1986, as amended.

      (e) "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

       (f) "Common Stock" means the Common Stock of the Company.

      (g) "Company" means Cymer, Inc., a Nevada corporation.

      (h) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services and who is compensated for such services.

       (i) "Director" means a member of the Board.

       (j) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

      (k) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

       (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      (m) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

         (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

        (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

        (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

      (n) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

      (o) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

      (p) "Notice of Grant" means a written or electronic notice evidencing certain terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.

      (q) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

      (r) "Option" means a stock option granted pursuant to the Plan.

      (s) "Option Agreement" means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

       (t) "Option Exchange Program" means a program whereby outstanding options are surrendered in exchange for options with a lower exercise price.

      (u) "Optioned Stock" means the Common Stock subject to an Option.

      (v) "Optionee" means the holder of an outstanding Option granted under the Plan.

      (w) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

      (x) "Plan" means this 1996 Stock Option Plan.

      (y) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

      (z) "Section 16(b)" means Section 16(b) of the Securities Exchange Act of 1934, as amended.

     (aa) "Service Provider" means an Employee, Director or Consultant.

     (bb) "Share" means a share of the Common Stock, as adjusted in accordance with Section 12 of the Plan.

     (cc) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

    3.  Stock Subject to the Plan.  Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 7,900,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

    If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

    4.  Administration of the Plan.

      (a)  Procedure.

        (i)  Multiple Administrative Bodies.  The Plan may be administered by different Committees with respect to different groups of Service Providers.

        (ii)  Section 162(m).  To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

        (iii)  Rule 16b-3.  To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the Plan shall be administered by the Board or a Committee of two or more "non-employee directors" within the meaning of Rule 16b-3.

        (iv)  Other Administration.  Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

      (b)  Powers of the Administrator.  Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

         (i) to determine the Fair Market Value;

        (ii) to select the Service Providers to whom Options may be granted hereunder;

        (iii) to determine the number of shares of Common Stock to be covered by each Option granted hereunder;

        (iv) to approve forms of agreement for use under the Plan;

        (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

        (vi) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

       (vii) to institute an Option Exchange Program;

       (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

        (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

        (x) to modify or amend each Option subject to Section 14(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

        (xi) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

       (xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

       (xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

      (c)  Effect of Administrator's Decision.  The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options.

    5.  Eligibility.  Nonstatutory Stock Options may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

    6.  Limitations.

      (a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

      (b) Neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

      (c) The following limitations shall apply to grants of Options:

         (i) No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 500,000 Shares.

        (ii) In connection with his or her initial service, a Service Provider may be granted Options to purchase up to an additional 500,000 Shares which shall not count against the limit set forth in subsection (i) above.

        (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 12.

        (iv) If an Option is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 12), the canceled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

    7.  Term of Plan.  Subject to Section 18 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 14 of the Plan.

    8.  Term of Option.  The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

    9.  Option Exercise Price and Consideration.

      (a)  Exercise Price.  The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

         (i) In the case of an Incentive Stock Option

          (A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

          (B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

        (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall not be less than 85% of the Fair Market Value per Share on the date of grant. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

        (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

      (b)  Waiting Period and Exercise Dates.  At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised.

      (c)  Form of Consideration.  The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

         (i) cash;

        (ii) check;

        (iii) promissory note;

        (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

        (v) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan;

        (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

       (vii) any combination of the foregoing methods of payment; or

       (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

    10.  Exercise of Option.

      (a)  Procedure for Exercise; Rights as a Shareholder.  Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

      An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of the Plan.

      Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

      (b)  Termination of Relationship as a Service Provider.  If an Optionee ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that he or she is entitled to exercise it on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

      (c)  Disability of Optionee.  If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option at any time within twelve (12) months from the date of termination, but only to the extent that the Optionee is entitled to exercise it on the date of termination (and in no event later than the expiration of the term of the Option as set forth in the Option Agreement). If, on the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

      (d)  Death of Optionee.  If an Optionee dies while a Service Provider, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee would have been entitled to exercise the Option on the date of death. If, at the time of death, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

      (e)  Buyout Provisions.  The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

    11.  Non-Transferability of Options.  Unless determined otherwise by the Administrator, an Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option transferable, such Option shall contain such additional terms and conditions as the Administrator deems appropriate.

    12.  Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

      (a)  Changes in Capitalization.  Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

      (b)  Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

      (c)  Merger or Asset Sale.  In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

    13.  Date of Grant.  The date of grant of an Option shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

    14.  Amendment and Termination of the Plan.

      (a)  Amendment and Termination.  The Board may at any time amend, alter, suspend or terminate the Plan.

      (b)  Shareholder Approval.  The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

      (c)  Effect of Amendment or Termination.  No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

    15.  Conditions Upon Issuance of Shares.

      (a)  Legal Compliance.  Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

      (b)  Investment Representations.  As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

    16.  Inability to Obtain Authority.  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

    17.  Reservation of Shares.  The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

    18.  Shareholder Approval.  The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

CYMER, INC.
1996 EMPLOYEE STOCK PURCHASE PLAN

    The following constitute the provisions of the 1996 Employee Stock Purchase Plan of Cymer, Inc.

    1.  Purpose.  The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

    2.  Definitions.

      (a) "Board" shall mean the Board of Directors of the Company.

      (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

      (c) "Common Stock" shall mean the Common Stock of the Company.

      (d) "Company" shall mean Cymer, Inc. and any Designated Subsidiary of the Company.

      (e) "Compensation" shall mean all base straight time gross earnings and commissions, exclusive of payments for overtime, shift premium, incentive compensation, incentive payments, bonuses and other compensation.

      (f)  "Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

      (g) "Employee" shall mean any individual who is an Employee of the Company for tax purposes whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

      (h) "Enrollment Date" shall mean the first day of each Offering Period.

      (i)  "Exercise Date" shall mean, for Offering Periods beginning before May 1, 2001, the last day of each Offering Period, and for Offering Periods beginning on or after May 1, 2001, the last day of each Purchase Period of such Offering Period.

      (j)  "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

         (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last Trading Day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable, or;

        (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

        (iii) For purposes of the Enrollment Date of the first Offering Period under the Plan, the Fair Market Value of the Common Stock shall be the price to the public as set forth in the S-1 filed with the Securities and Exchange Commission for the initial public offering of the Common Stock; or;

        (iv) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

      (k) "Offering Period" shall mean, for Offering Periods beginning before May 1, 2001, a period of approximately six (6) months, commencing on the first Trading Day on or after November 1 and terminating on the last Trading Day in the period ending the following April 30, or commencing on the first Trading Day on or after May 1 and terminating on the last Trading Day in the period ending the following October 31, during which an option granted pursuant to the Plan may be exercised, and for Offering Periods beginning on or after May 1, 2001, a period of twenty-four (24) months commencing on the first Trading Day on or after May 1 and terminating on the last Trading Day prior to the second annual anniversary of such Offering Period, unless sooner terminated pursuant to Section 4 herein.

      (l)  "Plan" shall mean this Employee Stock Purchase Plan.

      (m) "Purchase Period" shall mean a period of six (6) months within an Offering Period.

      (n) "Purchase Price" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

      (o) "Reserves" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

      (p) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

      (q) "Trading Day" shall mean a day on which national stock exchanges and the Nasdaq System are open for trading.

    3.  Eligibility.

      (a) Any Employee (as defined in Section 2(g)) who shall be employed by the Company for at least one (1) month prior to a given Enrollment Date shall be eligible to participate in the Plan.

      (b) Notwithstanding the foregoing, for Offering Periods beginning on or after May 1, 2001, each Employee who first becomes an eligible Employee pursuant to subsection 3(a) herein during any Purchase Period other than the final Purchase Period of an Offering Period may, on the first day of the next Purchase Period of such Offering Period, become a participant in the Plan pursuant to Section 6 herein and shall receive an option under such Offering Period pursuant to Section 8 herein, which option shall thereafter be deemed to be a part of the Offering Period. Such option shall have the same characteristics as any options originally granted under the Offering Period except that:

         (i) the date on which such option is granted shall be the "Enrollment Date" of such option for all purposes, including determination of the Purchase Price for such option; and

        (ii) the Offering Period for such option shall begin on its Enrollment Date and end coincident with the end of the ongoing Offering Period.

      (c) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries accrues at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

    4.  Offering Periods.  The Plan shall be implemented by consecutive Offering Periods. For Offering Periods beginning before May 1, 2001, a new Offering Period shall commence on the first Trading Day on or after November 1 and May 1 each year, and for Offering Periods beginning on or after May 1, 2001, a new Offering Period shall commence every twenty four (24) months or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 20 hereof. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without stockholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter. Notwithstanding anything in this Section 4 to the contrary, for Offering Periods commencing on or after May 1, 2001, if on the first day of a new Purchase Period during an Offering Period the Fair Market Value is less than it was on the Enrollment Date for that Offering Period, that day shall become the next Enrollment Date, and the Offering Period that would otherwise have continued in effect shall immediately terminate and the participants who were enrolled in the terminated Offering Period shall automatically be enrolled in the new Offering Period that starts such day.

    5.  Purchase Periods.  Except as otherwise determined by the Board of Directors, each Offering Period beginning before May 1, 2001 shall consist of one (1) Purchase Period, and each Offering Period beginning on or after May 1, 2001 shall consist of four (4) consecutive Purchase Periods, unless sooner terminated pursuant to Section 4 herein. The last day of each Purchase Period shall be the Exercise Date for such Purchase Period. A Purchase Period commencing on May 1 shall end on the next October 31 and a Purchase Period commencing on November 1 shall end on the next April 30. The Board shall have the power to change the duration of Purchase Periods (including the commencement dates thereof) with respect to future offerings without stockholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the Offering Period including the Purchase Period to be affected thereafter.

    6.  Participation.

      (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's payroll office prior to the applicable Enrollment Date.

      (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 11 hereof.

    7.  Payroll Deductions.

      (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding ten percent (10%) of the Compensation which he or she receives on each pay day during the Offering Period.

      (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages only. A participant may not make any additional payments into such account.

      (c) A participant may discontinue his or her participation in the Plan as provided in Section 11 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Board may, in its discretion, limit the number of participation rate changes during any Purchase Period and/or Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 11 hereof.

      (d) Notwithstanding the foregoing, and subject to the limits set forth in subsection 3(c) herein, for Offering Periods beginning on or after May 1, 2001, the maximum number of shares of Common Stock that a participant may purchase on any Exercise Date during an Offering Period shall be such number of shares as has a Fair Market Value (determined as of the Enrollment Date for such Offering Period) equal to (x) $25,000 multiplied by the number of calendar years in which the option under such Offering Period has been outstanding at any time, minus (y) the Fair Market Value of any other shares of Common Stock (determined as of the relevant Enrollment Date with respect to such shares) that, for purposes of the limitation of Section 423(b)(8) of the Code, are attributed to any of such calendar years in which the option is outstanding. The amount in clauses (x) and (y) of the previous sentence shall be determined in accordance with Section 423(b)(8) of the Code and the regulations thereunder and, with respect to clause (y) of this subsection 7(d), shall be based on (i) the number of shares previously purchased with respect to such calendar years pursuant to such Offering Period or any other Offering Period under the Plan, or pursuant to any other Company plans intended to qualify as Employee Stock Purchase Plans under Section 423 of the Code, and (ii) the number of shares subject to other options outstanding on the Enrollment Date for such Offering Period pursuant to the Plan or any other such Company Employee Stock Purchase Plan.

      (e) A participant's payroll deductions may be decreased to zero percent (0%) at any time during any Purchase Period and/or Offering Period, as applicable, to the extent necessary to comply with Section 423(b)(8) of the Code, subsection 3(c) or subsection 7(d) hereof. Subject to the provisions of Section 423(b)(8) of the Code, and subsections 3(c) and 7(d) hereof, payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the next Purchase Period and/or Offering Period, as applicable, which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 11 hereof.

      (f)  At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

    8.  Grant of Option.  On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date(s) of such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's

Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date(s) and retained in the Participant's account as of such Exercise Date(s) by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase, for Offering Periods beginning before May 1, 2001, more than seven thousand five hundred (7,500) shares per Offering Period and, for Offering Periods commencing on or after May 1, 2001, more than seven thousand five hundred (7,500) shares per Purchase Period, and provided further that such purchase shall be subject to the limitations set forth in subsections 3(c) and 7(d) and Section 13 hereof. Exercise of the option shall occur as provided in Section 9 hereof, unless the participant has withdrawn pursuant to Section 11 hereof. The option shall expire on the last day of the Offering Period.

    9.  Exercise of Option.  Unless a participant withdraws from the Plan as provided in Section 11 hereof, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date(s), and the maximum number of full shares subject to the option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Purchase or Offering Period, as applicable, subject to earlier withdrawal by the participant as provided in Section 11 hereof. Any other monies left over in a participant's account after the end of the Offering Period which are sufficient to purchase a full share shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

    10.  Delivery.  As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option.

    11.  Withdrawal; Termination of Employment.

      (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account shall be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

      (b) Upon a participant's ceasing to be an Employee (as defined in Section 2(g) hereof) for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option shall be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15 hereof, and such participant's option shall be automatically terminated. The preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an Employee for the participant's customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.

      (c) A participant's withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

    12.  Interest.  No interest shall accrue on the payroll deductions of a participant in the Plan.

    13.  Stock.

      (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be eight hundred thousand (800,000) shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof. If, on a given Exercise Date, the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

      (b) The participant shall have no interest or voting right in shares covered by his option until such option has been exercised.

      (c) Shares to be delivered to a participant under the Plan shall be registered in the name of the participant or in the name of the participant and his or her spouse.

    14.  Administration.

      (a) Administrative Body.  The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

      (b) Rule 16b-3 Limitations.  Notwithstanding the provisions of Subsection (a) of this Section 14, in the event that Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor provision ("Rule 16b-3") provides specific requirements for the administrators of plans of this type, the Plan shall be administered only by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any committee or person that is not "disinterested" as that term is used in Rule 16b-3.

    15.  Designation of Beneficiary.

      (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

      (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

    16.  Transferability.  Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 11 hereof.

    17.  Use of Funds.  All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

    18.  Reports.  Individual accounts shall be maintained for each participant in the Plan. Statements of account shall be given to participating Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

    19.  Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale.

      (a) Changes in Capitalization.  Subject to any required action by the stockholders of the Company, the Reserves, as well as the price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

      (b) Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Offering Period shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

      (c) Merger or Asset Sale.  In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Offering Period and/or Purchase Period, as applicable, then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date"). The New Exercise Date shall be before the date of the Company's proposed sale or merger. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 11 hereof.

    20.  Amendment or Termination.

      (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its stockholders. Except as provided in Section 19 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Rule 16b-3 or under Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

      (b) Without stockholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

    21.  Notices.  All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

    22.  Conditions Upon Issuance of Shares.  Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

    As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

    23.  Term of Plan.  The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 20 hereof.

EXHIBIT A

CYMER, INC.
1996 EMPLOYEE STOCK PURCHASE PLAN
SUBSCRIPTION AGREEMENT

Original Application	Enrollment Date:
Change in Payroll Deduction Rate
Change of Beneficiary(ies)

    1.              hereby elects to participate in the Cymer, Inc. 1996 Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribes to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

    2.  I hereby authorize payroll deductions from each paycheck in the amount of      % of my Compensation on each payday (from 1 to 10%) during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

    3.  I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

    4.  I have received a copy of the complete Employee Stock Purchase Plan. I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that my ability to exercise the option under this Subscription Agreement is subject to stockholder approval of the Employee Stock Purchase Plan.

    5.  Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and Spouse only):             .

    6.  I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares), I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares. I hereby agree to notify the Company in writing within 30 days after the date of any disposition of shares and I will make adequate provision for Federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year holding period, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

C-A-1

    7.  I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

    8.  In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:

NAME: (Please print)	(First) (Middle) (Last)
Relationship	(Address)
Employee's Social Security Number:
Employee's Address:
I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.
Dated:	Signature of Employee
Spouse's Signature (If beneficiary other than spouse)

C-A-2

EXHIBIT B

CYMER, INC.

1996 EMPLOYEE STOCK PURCHASE PLAN

NOTICE OF WITHDRAWAL

    The undersigned participant in the Offering Period of the Cymer, Inc. 1996 Employee Stock Purchase Plan which began on             19   (the "Enrollment Date") hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

Name and Address of Participant:

Signature:

Date:

C-B-1

CYMER, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 17, 2001

    The undersigned hereby appoints Robert P. Akins, Pascal Didier and William A. Angus, III, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Cymer, Inc. (the "Company") which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at 17075 Thornmint Court, San Diego, California on Thursday, May 17, 2001, at 10:00 a.m. (local time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

    UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

detach here

MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED BELOW.

PROPOSAL 1:	To elect directors to hold office until the next Annual Meeting of Stockholders and until their successors are elected.
/ /	FOR all nominees listed below (except as marked to the contrary below).	/ /	WITHHOLD AUTHORITY to vote for all nominees listed below.
Nominees:	Robert P. Akins, Richard P. Abraham, Kenneth M. Deemer, Peter J. Simone, Jon D. Tompkins, Michael R. Gaulke, William G. Oldham
To withhold authority to vote for any nominee(s), write such nominee(s)' name(s) below:

MANAGEMENT RECOMMENDS A VOTE FOR PROPOSALS 2, 3 AND 4.
PROPOSAL 2:	To approve an amendment to the Company's 1996 Stock Option Plan to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 1,000,000 shares.
/ /	FOR	/ /	AGAINST	/ /	ABSTAIN

(continued and to be signed on other side)

(continued from other side)

PROPOSAL 3:	To approve an amendment to the Company's 1996 Employee Stock Purchase Plan to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 300,000 shares.
/ /	FOR	/ /	AGAINST	/ /	ABSTAIN
PROPOSAL 4:	To ratify selection of KPMG LLP as independent auditors of the Company for its fiscal year ending December 31, 2001.
/ /	FOR	/ /	AGAINST	/ /	ABSTAIN

Dated
SIGNATURE(S)

Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.

Please vote, date and promptly return this proxy in the enclosed return envelope which is postage prepaid if mailed in the United States.

QuickLinks

INFORMATION CONCERNING SOLICITATION AND VOTING
PROPOSAL 1 ELECTION OF DIRECTORS
PROPOSAL 2 APPROVAL OF A 1,000,000 SHARE INCREASE IN SHARES ISSUABLE UNDER THE 1996 STOCK OPTION PLAN
PROPOSAL 3 APPROVAL OF 300,000 SHARE INCREASE IN SHARES ISSUABLE UNDER THE 1996 EMPLOYEE STOCK PURCHASE PLAN
PROPOSAL 4 RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
STOCK OPTION GRANTS AND EXERCISES
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR, AND FY-END OPTION VALUES
EMPLOYMENT SEVERANCE AND CHANGE OF CONTROL AGREEMENTS
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS[nc_EL]ON EXECUTIVE COMPENSATION(1)
OPTION REPRICING INFORMATION
TEN YEAR OPTION REPRICINGS
CERTAIN TRANSACTIONS
OTHER MATTERS
CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF CYMER, INC.
CYMER, INC. 1996 STOCK OPTION PLAN
CYMER, INC. 1996 EMPLOYEE STOCK PURCHASE PLAN
EXHIBIT A
CYMER, INC. 1996 EMPLOYEE STOCK PURCHASE PLAN SUBSCRIPTION AGREEMENT
EXHIBIT B
CYMER, INC. 1996 EMPLOYEE STOCK PURCHASE PLAN NOTICE OF WITHDRAWAL